UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):September 23, 2014

NORTHAM ACQUISITION CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54812
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Kerri Holden, President

c/o GSM Group

1712 Pioneer Avenue, Suite 1891

Cheyenne, WY 82001

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(307) 632-3333

_____________________________

(ISSUER TELEPHONE NUMBER)

2000 Hamilton Street, #943

Philadelphia, PA 19130

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Mr. William Tay, the sole shareholder of Northam Acquisition Corp. (the “Registrant”) entered into a Share Purchase Agreement, dated as of September 18, 2014 (the "Agreement"), with Kerri Holden. Pursuant to the Agreement, Mr. Tay transferred to Ms. Holden 31,390,000 shares of our Common Stock which represents 100% of our issued and outstanding shares in consideration of $69,990 in cash. The Agreement is subject to a number of conditions to closing.

The description of the material terms of the aforementioned Agreement included in Items 5.01 and 5.02 of this Form 8-K is incorporated by reference into this Item.

Item 5.01 Change in Control of Registrant.

On September 23, 2014, Mr. Tay, the sole shareholder of the Registrant, consummated a sale of 31,390,000 shares of our common stock to Ms. Holden for an aggregate purchase price of $69,990 in cash. Following the closing of the share purchase transaction, Ms. Holden owns a 100% interest in the issued and outstanding shares of our Common Stock.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference and to Item 5.02 of this Form 8-K, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On September 23, 2014, immediately prior to the closing of the Share Purchase Agreement transaction, Mr. Tay, acting as the sole shareholder of the Registrant, elected and appointed Ms. Holden to the Board of Directors of the Registrant. Biographical information relating to Ms. Holden is below.

Resignation of Director

Immediately following the closing of the Share Purchase Agreement transaction, Mr. Tay tendered his resignation as the Registrant’s President, Chief Executive Officer, Treasurer, Secretary and Director. Ms. Holden, acting as the sole remaining member of the Registrant’s Board of Directors, accepted Mr. Tay’s resignation. The resignations were in connection with the consummation of the Share Purchase Agreement with Ms. Holden and were not the result of any disagreement with Registrant on any matter relating to Registrant's operations, policies or practices.

Appointment of Officers

Following Mr. Tay’s resignations, Ms. Holden appointed herself as President, Chief Executive Officer, Secretary, Treasurer and Director of the Registrant.

Biographical Information of Kerri Holden.

For the past 7 years, Ms. Holden has worked in International Business Development, helping overseas investors successfully place their investments in the US. She has brokered over 20 deals in the past 4 years alone, finding appropriate real estate for her overseas clients.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which any of our officers or directors are a party in connection with their appointments at Northam Acquisition Corp.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.
Exhibit Number Description
10.1 Share Purchase Agreement between William Tay and Kerri Holden, dated September 18, 2014*
17.1 Resignation Letter of William Tay, dated as of September 23, 2014*

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Northam Acquisition Corp.

/S/ Kerri Holden

By: ________________________________

Name: Kerri Holden

Title: President and CEO

Dated: September 23, 2014